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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  NOVEMBER 3, 1998



                           HOST MARRIOTT CORPORATION

              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                 1-5664                 53-0085950
     (State or Other            (Commission           (I.R.S. Employer
     Jurisdiction of            File Number)        Indemnification no.)
      Incorporation)


    10400 FERNWOOD ROAD                                     20817
    BETHESDA, MARYLAND                                    (Zip Code)
   (Address of Principal
    Executive Offices)



      Registrant's telephone number, including area code:  (301) 380-9000


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ITEM 5.   OTHER EVENTS.

          Reference is made to the Rights Agreement, dated as of February 3, 1989, between Host Marriott Corporation (the "Company") and The Bank of New York (the "Rights Agent"), as amended by the Amendment No. 1 to Rights Agreement, dated as of October 8, 1993, between the Company and the Rights Agent (as so amended, the "Rights Agreement"). The Company and the Rights Agent entered into the Amendment No. 2 to Rights Agreement, dated as of November 3, 1998 (the "Rights Amendment No. 2"). The Rights Amendment No. 2 modifies the Rights Agreement to delete the definition of, and all references to, the term "Specified Directors" throughout the Rights Agreement and to provide, among other things, that redemption of the Rights (as defined in the Rights Agreement) requires Board action by two-thirds of the members of the Board of Directors of the Company, rather than by a majority of the Specified Directors (as defined in the Rights Agreement).

          In connection with the proposed conversion of the Company into a real estate investment trust (the "REIT Conversion"), the Company has entered into an Agreement and Plan of Merger, dated as of November 23, 1998 (the "Merger Agreement"), with HMC Merger Corporation, a wholly owned subsidiary of the Company ("HMC"), and Host Marriott, L.P., also a wholly owned subsidiary of the Company ("Host LP"), which provides, among other things, for the merger of the Company with and into HMC (the "Merger"), with HMC continuing as the surviving corporation (the "Surviving Corporation").

          In connection with the REIT Conversion, the Company and the Rights Agent entered into the Amendment No. 3 to Rights Agreement, dated as of November 23, 1998 (the "Rights Amendment No. 3"). The Rights Amendment No. 3 modifies the Rights Agreement to provide that, notwithstanding anything in the Rights Agreement to the contrary, (i) neither HMC nor Host LP will be deemed a Beneficial Owner (as defined in the Rights Agreement) by virtue of the approval, execution or delivery of the Merger Agreement, or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, and (ii) none of the approval, execution or delivery of the Merger Agreement, or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, will cause (A) HMC or Host LP to be deemed an Acquiring Person (as defined in the Rights Agreement), (B) a Stock Acquisition Date (as defined in the Rights Agreement) to occur, (C) a Distribution Date (as defined in the Rights Agreement) to occur, or (D) a Triggering Event (as defined in the Rights Agreement) to occur. The Rights Amendment No. 3 further provides that, upon the consummation of the Merger, each Right (as defined in the Rights Agreement) will be converted into a preferred stock purchase right of the Surviving Corporation issued pursuant to, and subject to the terms of, a rights agreement to be entered into between HMC and the Rights Agent (or another rights agent) prior to the effective time of the Merger.

          The Rights Agreement is attached hereto as an exhibit and incorporated herein by reference. The Rights Amendment No. 2 and the Rights Amendment No. 3 also are attached hereto as exhibits and incorporated herein by reference. The foregoing description of the Rights Agreement, the Rights Amendment No. 2 and the Rights Amendment No. 3 is qualified by reference to such exhibits.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               4.1 Rights Agreement, dated as of February 3, 1989, between the Company and the Rights Agent, which includes as Exhibit B thereto the form of Right Certificate (incorporated by reference to Exhibit 1 of the Company's Form 8-A, dated February 10, 1989 (No. 001-05664)).

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               4.2  Amendment No. 2 to Rights Agreement, dated as of November 3,
                    1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 of the Company's Form 8-A/A, dated November 20, 1998 (No. 001-05664)).

               4.3 Amendment No. 3 to Rights Agreement, dated as of November 23, 1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.3 of the Company's Form 8-A/A, dated December 10, 1998 (No. 001-05664)).

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOST MARRIOTT CORPORATION


                                 By: /s/ Christopher G. Townsend
                                     --------------------------------
                                     Name: Christopher G. Townsend
                                     Title:  Senior Vice President,
Date:  December 10, 1998             General Counsel and Corporate Secretary

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                                    EXHIBITS



          4.1 Rights Agreement, dated as of February 3, 1989, between the Company and the Rights Agent, which includes as Exhibit B thereto the form of Right Certificate (incorporated by reference to Exhibit 1 of the Company's Form 8-A, dated February 10, 1989 (No. 001-05664)).

          4.2 Amendment No. 2 to Rights Agreement, dated as of November 3, 1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 of the Company's Form 8-A/A, dated November 20, 1998 (No. 001-05664)).

          4.3 Amendment No. 3 to Rights Agreement, dated as of November 23, 1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.3 of the Company's Form 8-A/A, dated December 10, 1998 (No. 001-05664)).